DIAMOND INFORMATION INSTITUTE, INC.

August 7, 2008

H. Christopher Owings, Assistant Director

United States

Securities and Exchange Commission

100 F. Street, N.W.

Mail Stop 3561

Washington, D.C. 20549-3561

RE: Diamond Information Institute, Inc.

Your Letter of July 30, 2008

Amendment No. 2 to Registration Statement on Form S-1

Filed July 8, 2008

File No. 333-149978

Dear Mr. H. Christopher Owing

This correspondence is in response to your letter dated July 30, 2008 in reference to our filing of the Registration Statement on Form S-1 Filed July 8, 2008 on the behalf of Diamond Information Institute, Inc., File No. 333-149978.

Customers, page 24

1.
We note your response to comment six on our letter dated April 28, 2008. Please confirm that you do not have a single customer that represents 5% of your annual sales as compared to single customer that represents more than 5%.

Answer: We have amended the disclosure included under the heading “Customers” to state the following.

Diamond had one customer, Western Stones and Metals, during the year ended December 31, 2007, that accounted for approximately 9% of its annual sales.  However, Diamond did not have any other single customer that represented 5% or   more of its annual sales and therefore is not dependent on any specific customers.  Additionally, Diamond anticipates that Western Stones and Metals, may account for more than 5% (expected to account for approximately 7%) of our annual sales for the year ended December 31, 2008 based on recent orders placed and our current projections.

Critical Accounting Policies, page 35

Revenue Recognition, page 35

2.
We note your response to comment 13. Due to the impact sales and sales returns have on your operating performance you should enhance your discussion. The objective of the Critical Accounting Policies discussion is not to describe the method used to apply an accounting principle, but to present a company’s analysis of the uncertainties involved in applying a principle at a given time or the variability that is reasonably likely to result from its application over time. Refer to Section V of our Release 33-8350, available on our website at www.sec.gov/rules/interp/33-8350.htm. Also refer to Section II.F.3 of our Outline of Current Accounting and Disclosure Issues, available on our website at www.sec.gov/divisions/corpfin/cfacctdisclosureissues.pdf. Please revise as appropriate.

Answer:  Based on the above comment and upon reading the prescribed SEC authoritative guidance, the Company has deleted and redrafted its critical accounting policy on revenue recognition.  In particular, to incorporate the nature of the estimation process for product returns against revenues recorded.  In addition to, articulating the uncertainties and variation of factors prompting actual amounts to differ from those estimated amounts as well as management’s assertion as to why their estimation process is sound in light of the degree of uncertainty underlying this accounting policy.

Below is the revised critical accounting policy on revenue recognition.

The Company’s management recognizes revenue when realized or realizable and earned.  In connection with revenue recorded, the Company establishes a sales returns and allowances reserve for anticipated merchandise to be returned.  The estimated percentage of sales to be returned is based on the Company’s historical experience of returned merchandise as prescribed by promulgated accounting principles. Also, management calculates an estimated gross profit margin on returned merchandise deriving a cost for the anticipated returned merchandise also based on the Company’s historical operations.

The Company’s sole revenue producing activity as a manufacturer and distributor of upscale jewelry is affected by movement in fashion trends and customer desire for new designs, varying economic conditions affecting consumer spending and changing product demand by retailers affecting their desired inventory levels.

Therefore, management’s estimation process for merchandise returns can result in actual amounts differing from those estimates.  This estimation process is susceptible to variation and uncertainty due to the challenges faced by management to comprehensively discern all conditions affecting future merchandise returns whether prompted by fashion, the economy or customer relationships.  Ultimately, management believes historical factors provide the best indicator of future conditions based on the Company’s responsiveness to changes in fashion trends, the cyclical nature of the economy in conjunction with the number of years in business and consistency and longevity of its customer mix.

Note 8 Income Taxes, page F-18

3.
We note your response to our prior comment 17. We understand that your deferred tax liability in the amount of $468,312 represents a timing difference between your tax reporting for financial reporting purposes and for IRS purposes. We reissue our prior comment and ask that you please explain the specific items that account for deferred tax liability balance of $468,312. This amount appears very large relative to your balance sheet and appears to be unusual for your line of business.

Answer:  In connection with the above comment, the Company spoke with an SEC Accounting Branch Chief, Mr. Mike Moran, on August 1, 2008.  Based on that discussion, the Company’s management has revised footnote 8, Income Taxes, and re-captioned it from Financial Accruals to Differences in Income Tax to Financial Reporting Accounting Method to more appropriately reflect the nature of those temporary timing differences in accordance with SFAS 109, Accounting for Income Taxes.

Further, management has included further disclosure in the footnote to enumerate the types of accrual based assets and liabilities comprising the temporary timing difference from the cash basis of income tax reporting to the accrual basis of financial reporting.

In connection with the response to your comments, Diamond Information Institute, Inc. (the “Company”) acknowledges that:

•	The Company is responsible for the adequacy and accuracy of the disclosure in filings;

•	Staff Comments or changes to disclosure in response to staff comments in the filings reviewed by the staff do not foreclose the Commission from taking any action with respect to the filing; and

•	The Company may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

We believe that our response addresses all of your concerns.  If you have any additional questions, please do not hesitate to contact the undersigned at 973-227-3230 or our counsel at 619-704-1310.

Sincerely,

/s/ Berge Abajian

Berge Abajian

Chief Executive Officer

Diamond Information Institute

Cc:       Donald J. Stoecklein, Esq.

Stoecklein Law Group